UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2007

ANDREA ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Orville Drive Suite 1, Bohemia, New York	11716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 719-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 29, 2007, Andrea Electronics Corporation (the “Company”) issued a press release announcing financial results for its fiscal 2006 fourth quarter and year end. A copy of the press release is attached hereto as an Exhibit (99.1).

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Number	Description
	99.1	Press Release Dated March 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREA ELECTRONICS CORPORATION
Dated: March 29, 2007	By: /s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release, dated March 29, 2007